SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 1, 2009

OIL STATES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16337 (Commission File Number)	76-0476605 (I.R.S. Employer Identification No.)
Three Allen Center
333 Clay Street, Suite 4620
Houston, Texas 77002
(Address and zip code of principal executive offices)
Registrant’s telephone number, including area code: (713) 652-0582
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On July 1, 2009, PTI Group Inc., the Canadian accommodations subsidiary of Oil States International, Inc., announced the recent award of a support services contract for the provision of field accommodations and catering services for the Canadian Department of National Defense (DND) during the Vancouver 2010 Winter Games. The contract, valued at CDN $30.2 million, has been awarded to PTI by Defense Construction Canada (DCC). A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K, and is incorporated herein by reference.
     The information contained in this report and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filings made by Oil States International, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of Document

99.1	Press Release dated July 1, 2009 (furnished)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 2, 2009

OIL STATES INTERNATIONAL, INC.

By: Name:	/s/ Bradley J. Dodson Bradley J. Dodson
Title:	Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit
Number	Description of Document

99.1	Press Release dated July 1, 2009